                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-02281

                      THE HARTFORD INCOME SHARES FUND, INC.
               (Exact name of registrant as specified in charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

                          Edward P. Macdonald, Esquire
                                  Life Law Unit
                   The Hartford Financial Services Group, Inc.
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code: (860) 843-9934

Date of fiscal year end: July 31st

Date of reporting period: August 1, 2005 - July 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                   (GRAPHIC)

                                                                   JULY 31, 2006

                      The Hartford Income Shares Fund, Inc.

                                  Annual Report

                                                (THE HARTFORD MUTUAL FUNDS LOGO)

THE HARTFORD INCOME SHARES FUND, INC. ANNUAL REPORT
 CONTENTS
 MANAGER DISCUSSION                                                           1
 SCHEDULE OF INVESTMENTS                                                      2
 STATEMENT OF ASSETS AND
  LIABILITIES                                                                 6
 STATEMENT OF OPERATIONS                                                      6
 STATEMENTS OF CHANGES IN NET
  ASSETS                                                                      7
 NOTES TO FINANCIAL STATEMENTS                                                8
 FINANCIAL HIGHLIGHTS                                                        11
 REPORT OF INDEPENDENT
  REGISTERED PUBLIC
  ACCOUNTING FIRM                                                            12
 DIRECTORS AND OFFICERS                                                      13
 SHAREHOLDER MEETING RESULTS                                                 15
 IMPORTANT TAX INFORMATION                                                   15
 PRIVACY POLICY                                                              16

- TOLL-FREE PERSONAL ASSISTANCE



  -Customer Service



  -(888) 843-7824



  - 7:00 a.m. to 6:00 p.m. CT,
   Monday through Thursday
   8:15 a.m. to 5:00 p.m. CT, Friday

- TOLL-FREE INFORMATION LINE



  - For daily account balances, transaction activity or net asset value information


  -(888) 843-7824

  -24 hours a day

HOW TO USE THIS REPORT
For a quick overview of the fund's performance during the past twelve months, refer to the Highlights box below. The letter from the portfolio manager provides a more detailed analysis of the fund and financial markets.

The charts alongside the letter are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the fund invests, and the pie chart shows a breakdown of the fund's assets by sector. Additional information concerning fund performance and policies can be found in the Notes to Financial Statements.

This report is just one of several tools you can use to learn more about your investment in The Hartford Income Shares Fund, Inc. (the "Fund"). Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.
 HIGHLIGHTS

                                                           THE HARTFORD
                                                        INCOME SHARES FUND,
                                                               INC.
                                                        -------------------
  JULY 31, 2006
  TOTAL NET ASSETS (000'S OMITTED)...................        $100,241
  MARKET PRICE PER SHARE.............................        $   7.23
  SHARES OUTSTANDING (000'S OMITTED).................          13,014
  FOR THE YEAR ENDED JULY 31, 2006:
  NET ASSET VALUE PER SHARE:
    Beginning of year................................        $   8.16
    End of year......................................        $   7.70
  DISTRIBUTIONS FROM NET INVESTMENT INCOME:
    Total dividends paid (000's Omitted).............        $  7,162
    Dividends per share..............................        $   0.55

CERTIFICATIONS

In February 2006, the Fund's principal executive officer submitted his annual certification as to compliance with the New York Stock Exchange (NYSE) Corporate Governance Listing Standards pursuant to Section 303A.12(a) of the NYSE Listed Company Manual. The Fund's principal executive and principal financial officer certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 are filed with the Fund's Form N-CSR filings and are available on the SEC's website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a record of how the Fund voted any proxies for the twelve month period ended June 30, 2006, is available
(1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC's website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

THE HARTFORD INCOME SHARES FUND, INC.
(Subadvised by Hartford Investment Management Company)

Portfolio Manager
Mark Niland

PORTFOLIO COMPOSITION BY SECTOR AS
OF 7/31/2006

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds - Investment Grade                                                 64
Corporate Bonds - Non-Investment Grade                                           22.7
Asset and Commercial Mortgage Backed                                                5
Cash and other assets, net of liabilities                                         4.3
U.S. Government Securities                                                        3.5
U.S. Government Agencies                                                          0.5


TOP 10 HOLDINGS AS OF 7/31/2006

                                                                      Percent of
Bonds                                                                 Net Assets
--------------------------------------------------------------------------------
 1. General Motors Acceptance Corp.
    (8.00%) 2031                                                            3.6%
 2. Time Warner Entertainment Co. L.P.
    (8.375%) 2033                                                           2.9%
 3. Farmers Exchange Capital
    (7.20%) 2048                                                            2.8%
 4. American Airlines, Inc.
    (7.86%) 2011                                                            2.6%
 5. Continental Airlines, Inc.,
    (8.05%) 2022                                                            2.3%
 6. U.S. Treasury Inflation Protected
    Securities,
    (3.875%) 2009                                                           2.3%
 7. Embarq Corp.,
    (7.99%) 2036                                                            2.0%
 8. AT&T, Inc.
    (9.75%) 2031                                                            2.0%
 9. Union Carbide Corp.
    (7.75%) 2096                                                            2.0%
10. Washington Mutual Preferred Funding,
    (6.53%) 2049                                                            1.9%

WHAT DID THE MARKETS DO AND HOW DID THE FUND PERFORM?

The Hartford Income Shares Fund, Inc. (the "Fund") gained 1.36% at NAV and (1.40%) at market price for the year ended July 31, 2006, underperforming the Lehman Brothers Aggregate Bond Index, a benchmark for domestic investment grade bonds, which returned 1.46% over the same period. Adjusted for fees, the Fund placed at the 36th percentile within the Lipper Closed End Corporate BBB Rated Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.


WHY DID THE FUND PERFORM THIS WAY?


Over the course of the last year, the fixed income asset class in general was coping with the headwind provided by the Federal Reserve's (the Fed) steady monetary tightening campaign. As a result of the challenges posed by this backdrop of rising interest rates (given the inverse correlation between security prices and rates), most segments of the fixed income market failed to generate returns that were fully in line with underlying yields. For example, during this period, the Lehman Brothers U.S. Credit Index generated a total return of 0.38%, while the Lehman Brothers U.S. High Yield Index posted a 4.01% total return.

The Fund's duration position is longer than its benchmark. Although this stance detracted modestly from relative performance as interest rates rose throughout the year, this position is consistent with our approach to generating a high level of income. While yields along the Treasury curve are relatively flat (and inverted at certain maturities), there are a number of instances where individual issuers' credit risk premium curves are relatively steep the longer the duration of a security. Through our credit underwriting process, we continue to find value in specific issuers and issues in the long end of the corporate credit market that meet our requisite yield and preservation of capital targets. Over the period, the Fund's yield curve positioning benefited performance.

The Fund's allocation to the high yield sector proved to be the main driver of performance during the past year, contributing substantially to performance. The Fund's allocation to this asset class was at its maximum permitted amount. To date, the high yield sector has been less affected by rising Treasury rates, as issuer fundamentals remain relatively strong and bankruptcy rates hover just above historic lows. Conversely, investment grade bonds were pressured throughout the course of the last year due to their closer correlation to Treasury bonds and the specter of "event risk" in the form of leveraged buy-outs or recapitalizations. While in aggregate these factors contributed to a portfolio that outperformed the Index before expenses, the outperformance was not by a large enough margin to offset the costs of operating the Fund, resulting in net fund performance that slightly lagged the benchmark for the period.

WHAT IS THE OUTLOOK?

The Fund is positioned with the expectation that the end of the Federal Reserve's ever restrictive policy regime is in sight, resulting in a "soft-landing" for the economy. With the prospect that the Treasury curve will normalize, risk assets such as high yield and long-term investment grade corporate bonds should perform well. While the profit and cash flow generating capabilities of corporate America remain strong, we remain extremely vigilant for signs of deteriorating corporate credit quality and issuer specific "event risk". In an effort to help protect the portfolio from a scenario where inflation spikes up sharply from current levels, the Fund's exposure to Treasury Inflation Protected Securities has been increased.

THE HARTFORD INCOME SHARES FUND, INC.

Schedule of Investments
July 31, 2006
(000's Omitted)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 5.0%
--------------------------------------------------------------------------------

Principal                                                                   Market
 Amount                                                                    Value (W)
---------                                                                  ---------
            TRANSPORTATION - 5.0%
 $1,134     Continental Airlines, Inc., 6.80%, 8-2-2018.................   $  1,078
  1,526     Continental Airlines, Inc., 7.71%, 10-2-2022................      1,610
  2,221     Continental Airlines, Inc., 8.05%, 5-1-2022.................      2,343
                                                                           --------
            TOTAL ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES (COST
            $4,889).....................................................   $  5,031
                                                                           ========

CORPORATE BONDS: INVESTMENT GRADE - 64.0%
--------------------------------------------------------------------------------

Principal                                                                   Market
 Amount                                                                    Value (W)
---------                                                                  ---------
            BASIC MATERIALS - 5.0%
 $  500     Newmont Mining Corp., 8.625%, 5-15-2011.....................   $    558
    300     Olin Corp., 9.125%, 12-15-2011..............................        337
    685     Phelps Dodge Corp., 8.75%, 6-1-2011.........................        760
    250     Phelps Dodge Corp., 9.50%, 6-1-2031.........................        315
  2,000     Union Carbide Corp., 7.75%, 10-1-2096.......................      2,005
  1,000     Westvaco Corp., 8.20%, 1-15-2030............................      1,084
                                                                           --------
                                                                              5,059
                                                                           --------
            CAPITAL GOODS - 2.7%
    170     Briggs & Stratton Corp., 8.875%, 3-15-2011..................        184
  1,000     TRW, Inc., 7.75%, 6-1-2029..................................      1,181
  1,250     Tyco International Group S.A., 7.00%, 6-15-2028.............      1,353
                                                                           --------
                                                                              2,718
                                                                           --------
            CONSUMER CYCLICAL - 1.7%
  1,000     Federated Department Stores, Inc., 8.50%, 6-1-2010..........      1,090
    500     May Department Stores Co., 8.50%, 6-1-2019..................        586
                                                                           --------
                                                                              1,676
                                                                           --------
            ENERGY - 5.5%
    850     Burlington Resources, Inc., 9.125%, 10-1-2021...............      1,116
  1,000     ConocoPhillips Holding Co., 6.95%, 4-15-2029................      1,109
    750     Halliburton Co., 5.625%, 12-1-2008..........................        751
  1,000     Occidental Petroleum Corp., 8.45%, 2-15-2029................      1,278
  1,000     Valero Energy Corp., 8.75%, 6-15-2030.......................      1,217
                                                                           --------
                                                                              5,471
                                                                           --------
            FINANCE - 14.2%
    450     American Express Credit Corp., 6.80%, 9-1-2066..............        455
    750     Ameriprise Financial, Inc., 7.52%, 6-1-2066.................        771
  1,000     CNA Financial Corp., 7.25%, 11-15-2023......................      1,012
  1,000     EOP Operating L.P., 7.50%, 4-19-2029........................      1,071
  1,000     ERAC USA Finance Co., 8.00%, 1-15-2011 (I)..................      1,085
  3,000     Farmers Exchange Capital, 7.20%, 7-15-2048 (I)..............      2,838
    500     Household Finance Corp., 7.00%, 5-15-2012...................        532
    250     Liberty Mutual Group, 7.00%, 3-15-2034 (I)..................        239
  1,000     MONY Group, Inc., 8.35%, 3-15-2010..........................      1,086
  1,000     Reliastar Financial Corp., 8.00%, 10-30-2006................      1,006
  1,000     Spieker Properties, Inc., 7.50%, 10-1-2027..................      1,063
  1,000     Travelers Property Casualty Corp., 7.75%, 4-15-2026.........      1,142
  2,000     Washington Mutual Preferred Funding, 6.53%,
            12-29-2049 (I)..............................................      1,940
                                                                           --------
                                                                             14,240
                                                                           --------
            SERVICES - 15.5%
  1,500     Belo Corp., 7.25%, 9-15-2027................................      1,471
    750     Clear Channel Communication, Inc., 7.65%, 9-15-2010.........        782
  1,500     Cox Communications, Inc., 6.80%, 8-1-2028...................      1,488
  1,000     Cox Enterprises, Inc., 8.00%, 2-15-2007 (I).................      1,008
    750     Electronic Data Systems Corp., 7.45%, 10-15-2029............        786
  1,000     FedEx Corp., 7.84%, 1-30-2018...............................      1,114
  1,000     Hearst-Argyle Television, Inc., 7.00%, 1-15-2018............      1,016
  1,500     News America Holdings, Inc., 8.875%, 4-26-2023..............      1,777
  1,250     Park Place Entertainment Corp., 8.50%, 11-15-2006...........      1,259
    750     Starwood Hotels & Resorts Worldwide, Inc., 7.375%,
            5-1-2007....................................................        755
    700     Time Warner Cos., Inc., 6.625%, 5-15-2029...................        676
  2,550     Time Warner Entertainment Co. L.P., 8.375%, 7-15-2033.......      2,878
    500     USA Waste Management, Inc., 7.125%, 12-15-2017..............        539
                                                                           --------
                                                                             15,549
                                                                           --------
            TECHNOLOGY - 12.2%
  1,750     AT&T, Inc., 9.75%, 11-15-2031...............................      2,042
  1,500     Cingular Wireless Services, Inc., 8.75%, 3-1-2031...........      1,857
  1,000     Comcast Cable Communications, Inc., 8.50%, 5-1-2027.........      1,182
  2,000     Embarq Corp., 7.99%, 6-1-2036...............................      2,052
  1,000     Raytheon Co., 7.20%, 8-15-2027..............................      1,114
    250     Sprint Capital Corp., 6.00%, 1-15-2007......................        250
  1,500     Sprint Capital Corp., 6.875%, 11-15-2028....................      1,518


The accompanying notes are an integral part of this financial statement.

THE HARTFORD INCOME SHARES FUND, INC.

Schedule of Investments
July 31, 2006
(000's Omitted)

CORPORATE BONDS: INVESTMENT GRADE - CONTINUED
--------------------------------------------------------------------------------


Principal                                                                   Market
 Amount                                                                    Value (W)
---------                                                                  ---------
 x$1,500    Tele-Communications, Inc., 9.80%, 2-1-2012..................   $  1,740
    400     TELUS Corp., 8.00%, 6-1-2011................................        437
                                                                           --------
                                                                             12,192
                                                                           --------
            TRANSPORTATION - 5.0%
  2,500     American Airlines, Inc., 7.86%, 10-1-2011...................      2,625
  1,000     Continental Airlines, Inc., 7.92%, 5-1-2010.................      1,043
  1,000     Norfolk Southern Corp., 8.625%, 5-15-2010...................      1,103
    250     Royal Caribbean Cruises Ltd., 7.00%, 6-15-2013..............        250
                                                                           --------
                                                                              5,021
                                                                           --------
            UTILITIES - 2.2%
  1,000     CMS Panhandle Holding Co., 7.00%, 7-15-2029.................      1,025
    750     FirstEnergy Corp., 6.45%, 11-15-2011........................        771
    500     Kinder Morgan, Inc., 7.25%, 3-1-2028........................        456
                                                                           --------
                                                                              2,252
                                                                           --------
            TOTAL CORPORATE BONDS: INVESTMENT GRADE (COST $56,967)......   $ 64,178
                                                                           ========

CORPORATE BONDS: NON-INVESTMENT GRADE - 22.7%
--------------------------------------------------------------------------------

Principal                                                                   Market
 Amount                                                                    Value (W)
---------                                                                  ---------
            BASIC MATERIALS - 1.8%
 $  750     Equistar Chemicals L.P., 10.125%, 9-1-2008..................   $    789
    500     Hercules, Inc., 11.125%, 11-15-2007.........................        539
    250     Smurfit-Stone Container Enterprises, Inc., 9.75%,
            2-1-2011....................................................        256
    163     United States Steel Corp., 10.75%, 8-1-2008.................        176
                                                                           --------
                                                                              1,760
                                                                           --------
            CAPITAL GOODS - 1.0%
  1,250     Bombardier, Inc., 7.45%, 5-1-2034 (I).......................      1,050
                                                                           --------
            CONSUMER CYCLICAL - 0.7%
    500     Delhaize America, Inc., 9.00%, 4-15-2031....................        561
    120     Dillard's, Inc., 6.625%, 1-15-2018..........................        111
     85     Dillard's, Inc., 7.13%, 8-1-2018............................         80
                                                                           --------
                                                                                752
                                                                           --------
            FINANCE - 4.4%
  3,650     General Motors Acceptance Corp., 8.00%, 11-1-2031...........      3,579
    750     Qwest Capital Funding, Inc., 6.50%, 11-15-2018..............        666
    115     Western Financial Bank, 9.625%, 5-15-2012...................        127
                                                                           --------
                                                                              4,372
                                                                           --------
            HEALTH CARE - 0.2%
    150     United Surgical Partners International, Inc., 10.00%,
            12-15-2011..................................................        159
                                                                           --------
            SERVICES - 3.8%
    750     Hilton Hotels Corp., 8.25%, 2-15-2011.......................        796
  1,000     Liberty Media Corp., 8.50%, 7-15-2029.......................        995
    250     Mandalay Resort Group, 7.625%, 7-15-2013....................        246
  1,000     MGM Mirage, Inc., 8.50%, 9-15-2010..........................      1,044
    750     Service Corp. International, 6.50%, 3-15-2008...............        747
                                                                           --------
                                                                              3,828
                                                                           --------
            TECHNOLOGY - 7.2%
  2,500     Charter Communications Holdings LLC, 9.92%, 4-1-2011........      1,700
    500     Citizens Communications Co., 9.00%, 8-15-2031...............        512
  1,000     Intelsat Bermuda Ltd., 11.25%, 6-15-2016 (I)................      1,010
    250     Level 3 Communications Corp., 11.00%, 3-15-2008.............        256
    595     Level 3 Communications Corp., 11.25%, 3-15-2010.............        596
  1,500     Lucent Technologies, Inc., 6.45%, 3-15-2029.................      1,279
    650     Nortel Networks Corp., 6.875%, 9-1-2023.....................        517
    100     PanAmSat Corp., 6.875%, 1-15-2028...........................         88
    100     Qwest Corp., 6.875%, 9-15-2033..............................         89
  1,000     Rogers Wireless, Inc., 9.75%, 6-1-2016......................      1,160
                                                                           --------
                                                                              7,207
                                                                           --------
            TRANSPORTATION - 0.8%
    860     Delta Air Lines, Inc., 10.50%, 4-30-2016 y (H)..............        595
    500     NWA Trust, 13.875%, 6-21-2008 (H) y.........................        245
                                                                           --------
                                                                                840
                                                                           --------

                                                                               3
The accompanying notes are an integral part of this financial statement.

THE HARTFORD INCOME SHARES FUND, INC.

Schedule of Investments
July 31, 2006
(000's Omitted)

CORPORATE BONDS: NON-INVESTMENT GRADE - CONTINUED
--------------------------------------------------------------------------------


Principal                                                                   Market
 Amount                                                                    Value (W)
---------                                                                  ---------
            UTILITIES - 2.8%
 $1,000     El Paso Corp., 8.05%, 10-15-2030............................   $  1,018
    720     Sierra Pacific Power Co., 8.00%, 6-1-2008...................        742
  1,000     TECO Energy, Inc., 7.20%, 5-1-2011..........................      1,021
                                                                           --------
                                                                              2,781
                                                                           --------
            TOTAL CORPORATE BONDS: NON-INVESTMENT GRADE (COST
            $21,495)....................................................   $ 22,749
                                                                           ========

U.S. GOVERNMENT SECURITIES - 3.5%
--------------------------------------------------------------------------------

Principal                                                                   Market
 Amount                                                                    Value (W)
---------                                                                  ---------
            U.S. TREASURY SECURITIES - 3.5%
 $1,000     3.625% 2008 (O).............................................   $  1,273
  1,775     3.875% 2009 (O).............................................      2,269
                                                                           --------
            TOTAL U.S. GOVERNMENT SECURITIES (COST $3,550)..............   $  3,542
                                                                           ========

U.S. GOVERNMENT AGENCIES - 0.5%
--------------------------------------------------------------------------------

Principal                                                                   Market
 Amount                                                                    Value (W)
---------                                                                  ---------
            FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.1%
 $   12     9.00% 2022..................................................   $     13
     28     10.50% 2017.................................................         32
      9     11.25% 2010.................................................         10
     10     11.50% 2015.................................................         10
     25     11.75% 2010.................................................         26
                                                                           --------
                                                                                 91
                                                                           --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.2%
     83     8.00% 2024-2025.............................................         87
     26     10.50% 2017-2020............................................         28
     54     11.00% 2011-2018............................................         59
     14     12.00% 2014.................................................         15
     17     12.50% 2015.................................................         19
                                                                           --------
                                                                                208
                                                                           --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.2%
     84     9.00% 2021..................................................         90
     73     9.50% 2020..................................................         80
                                                                           --------
                                                                                170
                                                                           --------
            TOTAL U.S. GOVERNMENT AGENCIES (COST $445)..................   $    469
                                                                           ========

COMMON STOCK - 0.0%
--------------------------------------------------------------------------------

                                                                         Market
Shares                                                                  Value (W)
------                                                                  ---------
         CONSUMER CYCLICAL - 0.0%
    1    Hosiery Corp. of America, Inc. Class A (D) (H) (A)..........   $     --
                                                                        --------
         TECHNOLOGY - 0.0%
    2    Global Crossing Ltd. (D)....................................         23
   --    Xo Holdings (Warrants) (D)..................................         --
   --    Xo Holdings, Inc. (D)(H)....................................         --
                                                                        --------
         TOTAL COMMON STOCK (COST $60)...............................         23
                                                                        --------
         TOTAL INVESTMENTS IN SECURITIES (COST $87,406) (C)..........   $ 95,992
                                                                        ========

4
The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

   Market value of investments in foreign securities represents 5.79% of total net assets at July 31, 2006.

(A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Fund's Board of Directors at July 31, 2006, rounds to zero.
(C) At July 31, 2006, the cost of securities for federal income tax purposes was $87,465 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

   Unrealized appreciation.....................................  $9,273
   Unrealized depreciation.....................................    (746)
                                                                 ------
   Net unrealized appreciation.................................  $8,527
                                                                 ------

(D) Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 y The company is in bankruptcy. The bank loan or bond held by the fund is not in default and interest payments are expected in the future.
(H) The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

PERIOD ACQUIRED   SHARES/PAR   SECURITY                                                       COST BASIS
---------------   ----------   --------                                                       ----------
    10/1996          $860      Delta Air Lines, Inc. due 2016                                    $959
     6/1994             1      Hosiery Corp. of America, Inc. Class A -- 144A                       8
     3/1995           500      NWA Trust due 2008                                                 500
     5/2006            --      Xo Holdings, Inc                                                    --

     The aggregate value of these securities at July 31, 2006 was $840, which represents 0.84% of total net assets.
(I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at July 31, 2006, was $9,170, which represents
     9.15% of total net assets.
(O) U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(W) See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.
-- Due to the presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

DISTRIBUTION BY CREDIT QUALITY (UNAUDITED)
AS OF JULY 31, 2006

                                   PERCENTAGE OF
                                   MARKET VALUE
RATING                            OF INVESTMENTS*
-------------------------------------------------
AAA                                      4.2%
AA                                       1.7
A                                       11.6
BBB                                     58.9
BB                                      15.1
B                                        4.9
CCC                                      3.3
CC                                       0.3
-------------------------------------------------
Total                                  100.0%
=================================================

   * Split rated bonds are categorized using the highest rating.

                                                                               5
The accompanying notes are an integral part of this financial statement.

THE HARTFORD INCOME SHARES FUND, INC.

Statement of Assets and Liabilities
July 31, 2006
(000's Omitted)

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, as detailed in the accompanying schedule, at market (cost $87,406) (See Note 2(b) to
    Financial Statements)...................................   $ 95,992
  Cash on deposit with custodian............................     10,353
  Receivables:
    Investment securities sold..............................          1
    Interest and dividends..................................      1,676
    Other receivables.......................................          4
                                                               --------
TOTAL ASSETS................................................    108,026
                                                               --------

LIABILITIES
  Dividend payable ($0.046 per share).......................        599
  Payable for investment securities purchased...............      7,123
  Payable for investment advisory and management fees (See
    Note 3 to Financial Statements).........................         10
  Accounts payable and accrued expenses.....................         53
                                                               --------
TOTAL LIABILITIES...........................................      7,785
                                                               --------
NET ASSETS..................................................   $100,241
                                                               ========
COMPOSITION OF NET ASSETS
  Net proceeds of capital stock, par value $.001 per
    share-authorized 1,000,000 shares; 13,014 shares
    outstanding.............................................    117,939
  Unrealized appreciation of investments....................      8,586
  Accumulated undistributed net investment income...........         74
  Accumulated net realized loss from sale of investments....    (26,358)
                                                               --------
TOTAL NET ASSETS............................................   $100,241
                                                               ========
NET ASSET VALUE PER SHARE...................................   $   7.70
                                                               ========

THE HARTFORD INCOME SHARES FUND, INC.
Statement of Operations
For the Year Ended July 31, 2006
(000's Omitted)

--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
  Interest income...........................................  $ 8,043
                                                              -------
EXPENSES:
  Investment advisory and management fees (See Note 3 to
    Financial Statements)...................................      618
  Legal and auditing fees...................................       82
  Custodian fees............................................        9
  Shareholders' notices and reports.........................       51
  Directors' fees and expenses..............................        2
  Exchange listing fees.....................................       25
  Other.....................................................        6
                                                              -------
  Total expenses............................................      793
                                                              -------
  Fees paid indirectly (See Note 3 to Financial
    Statements).............................................       (6)
                                                              -------
  Total net expenses........................................      787
                                                              -------
NET INVESTMENT INCOME.......................................    7,256
                                                              -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments..........................   (1,045)
  Net change in unrealized appreciation (depreciation) of
    investments.............................................   (5,038)
                                                              -------
NET LOSS ON INVESTMENTS.....................................   (6,083)
                                                              -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 1,173
                                                              =======

The accompanying notes are an integral part of this financial statement.

THE HARTFORD INCOME SHARES FUND, INC.

Statements of Changes in Net Assets
(000's Omitted)

--------------------------------------------------------------------------------

                                                              For the Year Ended   For the Year Ended
                                                                July 31, 2006        July 31, 2005
                                                              ------------------   ------------------
OPERATIONS:
  Net investment income.....................................       $  7,256             $  7,317
  Net realized loss on investments..........................         (1,045)                (396)
  Net change in unrealized appreciation (depreciation) of
    investments.............................................         (5,038)               3,275
                                                                   --------             --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........          1,173               10,196
                                                                   --------             --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................         (7,162)              (7,178)
                                                                   --------             --------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from 25 and 3 shares issued as a result of
    reinvested dividends, respectively......................            196                   23
                                                                   --------             --------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................         (5,793)               3,041
NET ASSETS:
  Beginning of year.........................................        106,034              102,993
                                                                   --------             --------
  End of year...............................................       $100,241             $106,034
                                                                   ========             ========
Accumulated undistributed (distributions in excess of) net
  investment income.........................................       $     74             $    (21)
                                                                   ========             ========

The accompanying notes are an integral part of this financial statement.

THE HARTFORD INCOME SHARES FUND, INC.

Notes to Financial Statements
July 31, 2006
($000's Omitted)

--------------------------------------------------------------------------------

1. ORGANIZATION: The Hartford Income Shares Fund, Inc. (the "Fund") is a closed-end diversified management investment company. The primary investment objective of the Fund is to seek a high level of current income through investment in a diversified portfolio of debt securities, some of which may be privately placed and some of which may have equity features. Capital appreciation is a secondary objective.

  INDEMNIFICATIONS: Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

  In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies of the Fund, which are in accordance with U. S. generally accepted accounting principles:

  (A) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income, including level-yield amortization of premium and discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized security gains and losses are determined on the basis of identified cost. For the year ended July 31, 2006, the cost of purchases and proceeds from sales of securities (including maturities but excluding short-term securities) were as follows:

   Cost of purchases excluding U.S. Government
     obligations:                                   $15,714
   Sales proceeds excluding U.S. Government
     obligations:                                   $21,064
   Cost of purchases for U.S. Government
     obligations:                                   $ 4,522
   Sales proceeds for U.S. Government obligations:  $   988

  (B) SECURITY VALUATION -- The Fund generally uses market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Directors. Market prices may be deemed unreliable, for example, if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (NYSE) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of the Fund's shares is determined only on business days of the Fund, the value of the portfolio securities of the Fund, if it is invested in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using prevailing market prices. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

  Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by the Fund's Board of Directors. Generally, the Fund may use fair valuation in regards to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that will mature in 60 days or less are valued at amortized cost, which approximates market value.

  (C) REPURCHASE AGREEMENTS -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security (ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable. As of July 31, 2006, there were no outstanding repurchase agreements.

  (D) CREDIT RISK -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. Bond funds with lower rated bonds may fluctuate more with their share price, yield and total return than bond funds with higher rated securities.

THE HARTFORD INCOME SHARES FUND, INC.

Notes to Financial Statements
July 31, 2006
($000's Omitted)

--------------------------------------------------------------------------------

  (E) SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY
  BASIS -- Delivery and payment for securities that have been purchased by the Fund on a when-issued or delayed-delivery basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund will identify securities segregated in its records with values at least equal to the amount of the commitment. As of July 31, 2006, there were no outstanding when-issued or delayed-delivery purchase commitments.

  (F) FEDERAL INCOME TAXES -- For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. On a calendar year basis, the Fund is subject to a 4% federal excise tax to the extent it does not distribute substantially all of its net investment income and realized gains, if any.

  Net investment income and net realized gains differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may therefore differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences (paydown reclassification), accumulated undistributed net investment income was increased by $1, and accumulated net realized loss was decreased by $1.

  The tax character of distributions paid (as adjusted by dividend payable) for the fiscal years ended July 31, 2006 and 2005, were ordinary income in the amounts of $7,160 and $7,178, respectively.

  As of July 31, 2006, the components of distributable earnings on a tax basis were as follows:

   Undistributed ordinary income.............     $    673
   Accumulated gain (loss)...................      (26,300)
   Unrealized appreciation (depreciation)....        8,527
                                                  --------
   Total accumulated earnings................     $(17,100)
                                                  --------

  The difference between book-basis and tax-basis unrealized appreciation is attributable to tax deferral of wash sales.

  For federal income tax purposes, the Fund had capital loss carryovers of $25,208 at July 31, 2006, which, if not offset by subsequent capital gains, will expire in 2007 through 2014 as follows:

   Carryover                                                      Year Expires
   ---------                                                      ------------
          $  993         .......................................      2007
           5,416         .......................................      2008
           5,061         .......................................      2009
           4,710         .......................................      2010
           1,710         .......................................      2011
           5,026         .......................................      2012
           1,768         .......................................      2013
             524         .......................................      2014

  For federal income tax purposes, the Fund elected to defer $1,092 of net realized capital losses for the period from November 1, 2005 through July 31, 2006 in accordance with Federal income tax regulations. These losses will be recognized on the first day of the next fiscal year.

  (G) ILLIQUID AND RESTRICTED SECURITIES -- At July 31, 2006, investments in securities for the Fund included issues that are illiquid. The Fund currently limits investments in illiquid securities to 15% of net assets, at market value, at the date of purchase. The aggregate value of such securities at July 31, 2006, was $840, which represents 0.84% of net assets. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included in the 15% limitation specified above.

  (H) DIVIDEND REINVESTMENT PLAN -- The Fund intends to distribute income dividends on a monthly basis and capital gains on an annual basis, if any. Such distributions to shareholders are recorded on the ex-dividend date. A shareholder may choose to have his or her dividends and capital gains distributions reinvested in additional whole or fractional shares of the Fund. Although reinvested, this distribution will still be taxable. Under this plan, when the market price is greater than the net asset value, the reinvestment price will be the greater of 95 percent of the month-end market price (plus brokerage commissions) or the month-end net asset value. When the market price is less than the net asset value, the reinvestment price will be the market price (plus brokerage commissions) to the extent that shares can be purchased in the open market.

  Shareholders will automatically receive their dividends and capital gains distributions in cash, unless they inform the Fund in writing that they desire to have their distributions reinvested in additional shares. This may be done by contacting Hartford Administrative Services Company ("HASCO") (See page
  15). Notice to initiate or to terminate this plan must be received by HASCO 15 days prior to the dividend date for which it is to become effective.

  (I) USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the

THE HARTFORD INCOME SHARES FUND, INC.

Notes to Financial Statements
July 31, 2006
($000's Omitted)

--------------------------------------------------------------------------------

  future could vary from the amounts derived from management's estimates.

  (J) INFLATION-PROTECTED DEBT SECURITIES -- The Fund may invest in inflation-protected debt securities. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semi-annual coupon.

  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original security principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities, even during a period of deflation. However, the current market value of the securities is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

  While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

  (K) FINANCIAL ACCOUNTING STANDARDS BOARD INTERPRETATION NO. 48 -- In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FAS 109, Accounting for Income Taxes (FIN 48), to create a single model to address accounting for uncertainty in tax positions. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 also provides guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 on August 1, 2007, as required. The Fund does not expect that the adoption of FIN 48 will have a significant impact on the Fund's financial position and results of operations.

3. EXPENSES:

  (A) PAYMENTS TO RELATED PARTIES -- Hartford Investment Financial Services, LLC ("HIFSCO") is the investment adviser for the Fund. Investment advisory and management fees are computed at the annual rate of 0.45% for the first $100 million of average monthly net assets and at the annual rate of 0.40% of average monthly net assets over $100 million, plus 2% of investment income.

  As adviser for the Fund, HIFSCO has retained Hartford Investment Management Company ("Hartford Investment Management") to provide investment advice and, in general, to conduct the management investment program of the Fund, subject to the general control of HIFSCO and the Fund's Board of Directors. Pursuant to the sub-advisory agreement, Hartford Investment Management will regularly provide the Fund with investment research, advice and supervision and furnish an investment program consistent with the Fund's investment objectives and policies, including the purchase, retention and disposition of securities.

  The Hartford Financial Services Group, Inc. ("The Hartford") and its subsidiaries provide facilities and office equipment and perform certain services for the Fund, including fund accounting and financial reporting. Certain officers of the Fund are directors and/or officers of HIFSCO, Hartford Investment Management and/or The Hartford or its subsidiaries. No officer of the Fund receives any compensation directly from the Fund. HASCO, a wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Transfer agent fees are paid by HIFSCO.

  The Hartford provided certain legal services to the Fund, for which the Fund was charged $22 for the year ended July 31, 2006.

  (B) EXPENSE OFFSET -- The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the fiscal year ended July 31, 2006, the custodian fee offset arrangement reduced expenses by $6. The total expense reduction represents an effective annual rate of 0.006% of the Fund's average daily net assets. This amount is included on the fees paid indirectly line of the Statement of Operations.

THE HARTFORD INCOME SHARES FUND, INC.
Financial Highlights

--------------------------------------------------------------------------------

                                                                              YEAR ENDED JULY 31,
                                                                             ---------------------
FINANCIAL HIGHLIGHTS: SELECTED PER SHARE HISTORICAL DATA WAS AS FOLLOWS:       2006         2005
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year..............                             $   8.16     $   7.93
Operations:
  Investment income -- net......................                                  .56          .56
  Net realized and unrealized gain (loss) on investments...                      (.47)         .22
                                                                             --------     --------
Total from operations...........................                                  .09          .78
                                                                             --------     --------
Distributions to shareholders:
  From investment income -- net.................                                 (.55)        (.55)
                                                                             --------     --------
Net asset value, end of year....................                             $   7.70     $   8.16
                                                                             --------     --------
Per-share market value, end of year.............                             $   7.23     $   7.88
Total investment return, market value @.........                                (1.40%)      15.42%
Total investment return, net asset value @@.....                                 1.36%       10.46%
Net assets end of year (000s omitted)...........                             $100,241     $106,034
Ratio of gross expenses to average monthly net assets...                          .78%         .76%
Ratio of net expenses (includes fee paid indirectly) to average monthly
  net assets....................................                                  .77%         .75%
Ratio of net investment income to average monthly net assets...                  7.12%        6.89%
Portfolio turnover rate.........................                                   20%          17%

                                                                                YEAR ENDED JULY 31,
                                                                          --------------------------------
FINANCIAL HIGHLIGHTS: SELECTED PER SHARE HISTORICAL DATA WAS AS FOLLOWS:    2004        2003        2002
------------------------------------------------------------------------  --------------------------------
Net asset value, beginning of year..............                          $   7.63     $  6.66     $  7.95
Operations:
  Investment income -- net......................                               .56         .58         .64
  Net realized and unrealized gain (loss) on investments...                    .29         .99       (1.29)
                                                                          --------     -------     -------
Total from operations...........................                               .85        1.57        (.65)
                                                                          --------     -------     -------
Distributions to shareholders:
  From investment income -- net.................                              (.55)       (.60)       (.64)
                                                                          --------     -------     -------
Net asset value, end of year....................                          $   7.93     $  7.63     $  6.66
                                                                          --------     -------     -------
Per-share market value, end of year.............                          $   7.33     $  6.99     $  6.80
Total investment return, market value @.........                             12.75%      11.63%      (6.72%)
Total investment return, net asset value @@.....                             11.69%      24.36%      (8.75%)
Net assets end of year (000s omitted)...........                          $102,993     $99,045     $85,772
Ratio of gross expenses to average monthly net assets...                       .82%        .86%        .80%
Ratio of net expenses (includes fee paid indirectly) to average monthly
  net assets....................................                               .82%        .86%        .80%
Ratio of net investment income to average monthly net assets...               7.05%       7.93%       8.45%
Portfolio turnover rate.........................                                13%         34%         23%

@ Total investment return, market value, is based on the change in market price of a share during the year and assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

@@ Total investment return, net asset value, is based on the change in net asset value of a share during the year and assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE HARTFORD INCOME SHARES FUND, INC.

We have audited the accompanying statement of assets and liabilities of The Hartford Income Shares Fund, Inc. (the Fund), including the schedule of investments, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2002, were audited by other auditors whose report, dated September 6, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Income Shares Fund, Inc. at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                        (ERNST & YOUNG LLP SIGNATURE)

Minneapolis, Minnesota
August 25, 2006

DIRECTORS AND OFFICERS (UNAUDITED)

The Board of Directors elects officers who are responsible for the day-to-day operations of the fund. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered "interested" persons of the fund pursuant to the Investment Company Act of 1940. Each officer and two of the fund's directors, as noted in the chart below, are "interested" persons of the fund. Each director serves as a director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 88 funds. Correspondence may be sent to directors and officers c/o The Hartford Income Shares Fund, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the fund and date first elected or appointed, principal occupation, and, for directors, other directorships held.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 60) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 66) Director since 1986, Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community. Prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 61) Director since 2002, Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE(1)(age 64) Director since 2005
     Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities from 1995 to 2003.

WILLIAM P. JOHNSTON (age 61) Director since 2005(2), Chairman of the Compliance Committee
     In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2003, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

PHILLIP O. PETERSON (age 61) Director since 2000, Chairman of the Audit
Committee
     Mr. Peterson is a mutual fund industry consultant. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds. Mr. Peterson was a partner of KPMG LLP (an accounting firm) until July 1999.

LEMMA W. SENBET (age 59) Director since 2005(2)
     Since 1998, Dr. Senbet has been Chair of the Finance Department at the University of Maryland, Robert H. Smith School of Business, where he has been the William E. Mayer Chair Professor of Finance since 1990. Previously, he was a chaired professor of finance at the University of Wisconsin - Madison. In addition, Dr. Senbet served as an independent director of the Fortis Funds from March 2000 until July 2002.

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 48) Director since 2002
     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001 and Chief Operating Officer in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors").

LOWNDES A. SMITH (age 66) Director since 2002, Co-Chairman of the Investment Committee
     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 46) President since 2001, Chief Executive Officer since 2005
     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment") and Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also a Managing Member, Executive Vice President and Chief Investment Officer of HIFSCO and HL Advisors.

ROBERT M. ARENA, JR. (age 38) Vice President since 2006(3)
     Mr. Arena serves as Vice President of Hartford Life and heads its Retail Product Management Group in the Investment Products Division. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996. Previously, he was with Paul Revere Insurance Group in its group insurance division.

TAMARA L. FAGELY (age 48) Vice President since 1996, Controller since 2001 and Treasurer since 1993
     Ms. Fagely has been a Vice President of Hartford Administrative Services Company (HASCO) since 1998. Currently, Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, she is Controller of HIFSCO.

GEORGE R. JAY (age 54) Vice President since 2001, Chief Compliance Officer since 2004(4)
     Mr. Jay serves as Assistant Vice President of Hartford Life. He also serves as Controller of HL Advisors and as Chief Broker-Dealer Compliance for HIFSCO.

THOMAS D. JONES III (age 42) Vice President and Chief Compliance Officer since 2006(5)
     Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) ("MLIM"), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

EDWARD P. MACDONALD (age 39) Vice President, Secretary and Chief Legal Officer since 2005
     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

VERNON J. MEYER (age 41) Vice President since 2006(3)
     Mr. Meyer serves as Vice President of Hartford Life and Director of its Investment Advisory Group in the Investment Products Division. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.

DENISE A. SETTIMI (age 45) Vice President since 2005
     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 44) Vice President since 2001
     Mr. Walters serves as Executive Vice President and Director of the Investment Products Division of Hartford Life. He is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.

(1) Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated corporate governance research service company ("ISS"), and serves as a Director of ISS and as a member of the Executive Committee of the Board of Directors of ISS. From time to time, ISS may provide in-depth analysis of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to the Fund's sub-adviser.

(2) Appointed by the Board on September 14, 2005 and elected by shareholders on January 10, 2006.

(3) Elected February 1, 2006

(4) Resigned as Chief Compliance Officer February 13, 2006, and as officer of the Fund on June 23, 2006.
(5) Elected February 13, 2006

INVESTMENT ADVISER                             Hartford Investment Financial Services, LLC
                                               P.O. Box 1744, Hartford, CT 06144-1744

DIVIDEND DISBURSING AGENT                      Hartford Administrative Services Company
                                               P.O. Box 64387, St. Paul, MN 55164

REGISTRAR                                      Wells Fargo Bank, N.A.
                                               Minneapolis, Minnesota

CUSTODIAN                                      State Street Bank and Trust Company
                                               Boston, Massachusetts

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM  Ernst & Young LLP
                                               Minneapolis, Minnesota

MARKET PRICE    The Hartford Income Shares Fund, Inc. is listed on
                the New York Stock Exchange with the Ticker symbol
                "HSF". The market price is carried daily in the financial pages of most newspapers and carried on Monday in the "Closed-End Funds" table which sets forth on a per share basis the previous week's net asset value, market price and the percentage difference between net asset value and market price for the fund under the name "HrtfrdIncoFd".
SHAREHOLDER MEETING RESULTS (UNAUDITED)

Shareholders of The Hartford Income Shares Fund, Inc. (the "Fund") addressed and approved the following proposals at an annual meeting held on January 10, 2006.

1. To elect a Board of Directors consisting of the following nine nominees:

                                                                   For          Withhold
                                                              --------------   -----------
Lynn S. Birdsong............................................  10,713,705.494   231,073.713
Robert M. Gavin, Jr. .......................................  10,701,679.791   243,099.416
Duane E. Hill...............................................  10,701,383.555   243,395.652
Sandra S. Jaffee............................................  10,689,592.169   255,187.038
William P. Johnston.........................................  10,713,364.957   231,414.250
Phillip O. Peterson.........................................  10,714,055.494   230,723.713
Lemma W. Senbet.............................................  10,711,314.957   233,464.250
Thomas M. Marra.............................................  10,713,574.957   231,204.250
Lowndes A. Smith............................................  10,710,186.715   234,592.492

2. To ratify the selection by the Board of Directors of the Fund of Ernst & Young LLP as the Fund's independent registered public accounting firm for the fiscal year ending July 31, 2006.

     For                Against            Abstain
-------------         -----------         ----------
10,758,311.842        118,025.931         68,441.434

IMPORTANT TAX INFORMATION (UNAUDITED)

The information needed by shareholders for income tax purposes will be sent in early 2007.

MONTHLY DIVIDENDS PAID

DATE                                                          AMOUNT
----                                                          ------
August 2005.................................................  $0.046 Income
September 2005..............................................  0.046  Income
October 2005................................................  0.046  Income
November 2005...............................................  0.046  Income
December 2005...............................................  0.046  Income
January 2006................................................  0.046  Income
February 2006...............................................  0.046  Income
March 2006..................................................  0.046  Income
April 2006..................................................  0.046  Income
May 2006....................................................  0.046  Income
June 2006...................................................  0.046  Income
July 2006...................................................  0.046  Income
                                                              ------
                                                              $0.552
                                                              ======

INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY:

Pursuant to Internal Revenue Code Section 871(k)(l)(C), the percent of the Fund's ordinary income distributions that are designated as interest-related dividends is 93.5%.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

B) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; First State Insurance Company; Hart Life Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company, Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Planco Financial Services, LLC; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, LLC.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

                                     UNDERWRITTEN AND DISTRIBUTED THROUGH
                                     Hartford Investment Financial Services, LLC
                                     200 Hopmeadow Street
                                     Simsbury, CT 06070

                                     INVESTMENT MANAGER
                                     Hartford Investment Financial Services, LLC
                                     200 Hopmeadow Street
                                     Simsbury, CT 06070

                                     INVESTMENT SUB-ADVISER
                                     Hartford Investment Management Company
                                     55 Farmington Avenue
                                     Hartford, CT 06105

THE HARTFORD INCOME SHARES FUND, INC.                              PRESORTED
P.O. Box 64387                                                      STANDARD
St. Paul, MN 55164-0387                                        U.S. POSTAGE PAID
                                                                FARMINGDALE, NY
                                                                 PERMIT NO. 225

                                                (THE HARTFORD MUTUAL FUNDS LOGO)

MFHTFDINC-8-06   Printed in U.S.A. (C) 2006 The Hartford, Hartford, CT 06115

ITEM 2. CODE OF ETHICS.

     Registrant has adopted a code of ethics that applies to Registrant's principal executive officer, principal financial officer and controller which is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees: $33,000 for the fiscal year ended July 31, 2005; $36,500 for the fiscal year ended July 31, 2006.

     (b) Audit Related Fees: No fees were billed by Ernst & Young for professional services rendered that are related to the audit of the Company's annual financial statements but not reported under "Audit-Fees" above for the fiscal years ended July 31, 2005 and 2006. Aggregate fees in the amount of $39,000 for the fiscal year ended July 31, 2005 and $27,221 for the fiscal year ended July 31, 2006 were billed by Ernst & Young to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, relating to the operations and financial reporting of the Company. These fees relate to an annual review of internal controls, as required by regulation, for HASCO, an affiliate which provides transfer agency services to the Company and over 40 other mutual funds in the Hartford Fund family.

     (c) Tax Fees: The aggregate fees billed by Ernst & Young for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended July 31, 2005 and 2006 were $3,000 and $3,350, respectively. No fees were billed by Ernst & Young for such services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Company and subject to pre-approval by the Audit Committee for the fiscal years ended July 31, 2005 and 2006.

     (d) All Other Fees: $0 for the fiscal years ended July 31, 2005 and July 31, 2006.

     (e)(1) A copy of the Audit Committee's pre-approval policies and procedures is attached as an exhibit.

     (e)(2) One hundred percent of the services described in items 4(a) through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

     (f) None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the year ended July 31, 2006 were attributed to work performed by persons other than the principal accountant's full-time permanent employees.

     (g) Non-Audit Fees: $42,000 for fiscal year ended July 31, 2005; $732,894 for fiscal year ended July 31, 2006.

     (h) N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Registrant has a separately designated standing Audit committee comprised of all independent directors. The members of the Audit Committee are listed below:

     Phillip O. Peterson
     Robert M. Gavin, Jr.
     Sandra S. Jaffee
     William P. Johnston

ITEM 6. SCHEDULE OF INVESTMENTS

     The Schedule of Investments is included as part of this annual report filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Registrant has delegated the authority to vote proxies to Hartford Investment Management Company, registrant's sub-adviser. The policies of Hartford Investment Management Company are attached as an exhibit.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Mark Niland, CFA, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since April 2001. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

     Lisa Audet, Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since March 2004. Prior to joining Hartford Investment Management in 2001, Lisa was a Vice President of HSBC Equator Bank in Johannesburg, South Africa where she was responsible for structuring and managing emerging markets lending to banks and corporates in Southern Africa. Lisa earned her BA in International Studies from The American University in 1987.

(a)(2) The following table lists the number and types of other accounts sub-advised by the Hartford Investment Management manager and assets under management in those accounts as of July 31, 2006:

              REGISTERED
              INVESTMENT
 PORTFOLIO      COMPANY       ASSETS       POOLED       ASSETS       OTHER        ASSETS
  MANAGER      ACCOUNTS       MANAGED     ACCOUNTS     MANAGED     ACCOUNTS       MANAGED
 ---------    ----------   ------------   --------   -----------   --------   --------------
Mark Niland        2       $969,593,000       2      $72,454,000       7      $1,970,879,000
Lisa Audet         0       $          0       0      $         0       0      $            0

CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

     Portfolio managers, including assistant portfolio managers, at Hartford Investment Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, and other types of funds. The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the Funds. Portfolio managers make investment decisions for each portfolio, including the Funds, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and visa versa. A portfolio manager or other investment professional at Hartford Investment Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact that Fund depending on market conditions. In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Funds to Hartford Investment Management. Because a portfolio manager's compensation is affected by revenues earned by Hartford Investment Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.

     Hartford Investment Management's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Hartford Investment Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Hartford Investment Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with Hartford Investment Management's Code of Ethics. Furthermore, senior investment and business personnel at Hartford Investment Management periodically review the performance of Hartford Investment Management's portfolio managers. Although Hartford Investment Management does not track the time a portfolio manager spends on a single portfolio, Hartford Investment Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's overall book of business.

     Material conflicts of interest may arise when allocating and/or aggregating trades. Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. It is the policy of Hartford Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including the Funds or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management's trade allocation policy. The trade allocation policy is described in Hartford Investment Management's Form ADV. Hartford Investment Management's compliance unit monitors block transactions to assure adherence to the trade allocation policy, and will inform Hartford Investment Management's Issue Resolution Council of any non-compliant transactions.

COMPENSATION OF HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

     Hartford Investment Management's portfolio managers are generally responsible for multiple accounts with similar investment strategies. Portfolio managers are compensated on the performance of the aggregate group of similar accounts rather than for a specific Fund.

     The compensation package for portfolio managers (excluding the fundamental equity portfolio manager) consists of three components, which are fixed base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager's contribution to Hartford Investment Management's success.

     The annual incentive plan provides cash bonuses dependent on both Hartford Investment Management's overall performance and individual contributions. A portion of the bonus pool is determined based on the aggregate portfolio pre-tax performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on current year operating income relative to the operating plan.

     Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual's award is based upon qualitative and quantitative factors including the relative performance of their assigned portfolios compared to a peer group and benchmark. A listing of each Fund and the benchmark by which such Fund is measured can be found below and is primarily geared to reward top quartile performance on a trailing three-year basis. Individual performance is dollar weighted (based on assets under management). Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

     The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to Hartford Investment Management to be rewarded in the future based on the continued profitable growth of Hartford Investment Management. A designated portion of Hartford Investment Management's net operating income will be allocated to long-term incentive awards each year. The size of actual individual awards will vary greatly. The awards will vest over three years for most participants and five years for Hartford Investment Management's Managing Directors. The value of the awards will increase at the growth rate of operating income each year during the vesting period. Awards will be paid in cash at the end of the vesting period.

     The compensation package for the fundamental equity portfolio manager and other key contributors is composed of two parts -- a base compensation and a bonus. A portion of the bonus is deferred and will vest over three years. This bonus amount is reflective of the relative performance of the fundamental equity funds as well as the level of assets managed. The performance component of the fundamental equity funds is equally weighted between peer relative and benchmark relative returns over a rolling three-year period.

     All portfolio managers are eligible to participate in The Hartford's standard employee health and welfare programs, including retirement.

(a)(4) The dollar ranges of equity securities beneficially owned by the Hartford Investment Management portfolio manager in the Fund sub-advises, are as follows for the fiscal year ended July 31, 2006:

 PORTFOLIO                                          DOLLAR RANGE OF EQUITY
  MANAGER         FUND SUB-ADVISED/MANAGED      SECURITIES BENEFICIALLY OWNED
 --------     -------------------------------   -----------------------------
Mark Niland   The Hartford Income Shares Fund   None
Lisa Audet    The Hartford Income Shares Fund   None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

INCOME SHARES FUND

              Total       Average     Shares purchased   Maximum number of
              SHARES    Price Paid   as part of public    shares that may
  Period    PURCHASED    per share     announced plan     yet be purchased
  ------    ---------   ----------   -----------------   ------------------
 8/1/2005     11,352      8.0161              0                   0
 9/1/2005     11,418      7.8817              0                   0
10/3/2005     11,418      7.8522              0                   0
11/1/2005     11,949      7.5017              0                   0
12/1/2005     12,002      7.3850              0                   0
 1/3/2006     11,642      7.5285              0                   0
 2/1/2006     11,376      7.7931              0                   0
 3/1/2006          0          --              0                   0
 4/3/2006     11,366      7.7117              0                   0
 5/1/2006     11,690      7.4975              0                   0
 6/1/2006          0          --              0                   0
 7/1/2006     11,478      7.5491              0                   0
             -------      ------            ---                 ---
   Total     115,691                          0                   0

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the policy was last filed in response to this requirement.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

     (b) There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     12(a)(1) Code of Ethics

       (a)(2) Proxy Voting Policy

       (a)(3) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

       (b)    Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        THE HARTFORD INCOME SHARES FUND, INC.


Date: September 6, 2006                 By: /s/ David M. Znamierowski
                                            ------------------------------------
                                            David M. Znamierowski
                                        Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


Date: September 6, 2006                 By: /s/ David M. Znamierowski
                                            ------------------------------------
                                            David M. Znamierowski
                                        Its: President


Date: September 6, 2006                 By: /s/ Tamara L. Fagely
                                            ------------------------------------
                                            Tamara L. Fagely
                                        Its: Vice President, Controller and
                                             Treasurer

                                  EXHIBIT LIST

             12(a)(1) Code of Ethics

             12(a)(2) Proxy Voting Policy

99.CERT      12(a)(3) Certifications

                  (i) Section 302 certification of principal executive officer

                 (ii) Section 302 certification of principal financial officer

99.906CERT   12(b)    Section 906 certification of principal executive officer
                      and principal financial officer